                                                                   Exhibit 10.21


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                          REGISTRATION RIGHTS AGREEMENT


                                      among


                        ADVANCED ACCESSORY SYSTEMS, LLC,

                            AAS CAPITAL CORPORATION,

                           THE GUARANTORS NAMED HEREIN


                                       and


                              CHASE SECURITIES INC.


                                       and


                       FIRST CHICAGO CAPITAL MARKETS, INC.





                              DATED OCTOBER 1, 1997




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                          REGISTRATION RIGHTS AGREEMENT

                  This Registration Rights Agreement (this "Agreement") is dated as of October 1, 1997, by and among ADVANCED ACCESSORY SYSTEMS, LLC, a Delaware limited liability company (the "Company"), AAS Capital Corporation ("Capital Corp."), a newly formed Delaware corporation and each of the Company's subsidiaries formed or acquired after the Closing Date required to become a guarantor hereunder, the "Guarantors," and, together with the Company and Capital Corp. the "Issuers", and CHASE SECURITIES INC. and FIRST CHICAGO CAPITAL MARKETS, INC. (the "Initial Purchasers").

                  This Agreement is entered into in connection with the Purchase Agreement, dated as of September 25, 1997, by and among the Issuers and the Initial Purchasers (the "Purchase Agreement") relating to the sale by the Company and Capital Corp. to the Initial Purchasers of $125,000,000 aggregate principal amount of the Company's and Capital Corp.'s 9 3/4% Senior Subordinated Notes due 2007 (the "Notes"). The Notes have been guaranteed (the "Guarantees") on a senior subordinated basis by each of the Guarantors. In order to induce the Initial Purchasers to enter into the Purchase Agreement, the Issuers have agreed to provide the registration rights set forth in this Agreement for the benefit of the Initial Purchasers and their direct and indirect transferees. The execution and delivery of this Agreement is a condition to the Initial Purchasers' obligation to purchase the Notes under the Purchase Agreement.

                  The parties hereby agree as follows:

1.       DEFINITIONS

                  As used in this Agreement, the following terms shall have the following meanings:

                  Additional Interest:   See Section 4(a).

                  Advice:   See the last paragraph of Section 5.

                  Applicable Period:   See Section 2(b).

                  Closing Date:   The Closing Date as defined in the Purchase
Agreement.

                  Company:   See the introductory paragraph to this Agreement.

                  Effectiveness Date: The 270th day after the Closing Date; provided, however, that, with respect to the Initial Shelf Registration Statement, (i) if the Filing Date in respect thereof is fewer than 60 days prior to the 270th day after the Closing Date, then the Effectiveness Date in respect thereof shall be the 60th day after such Filing Date and (ii) if the Filing Date is after the filing of the Exchange Offer Registration Statement with the SEC, then the Effectiveness Date in respect thereof shall be the 60th day after such Filing Date.

                  Effectiveness Period:   See Section 3(a).

                  Event Date:   See Section 4(b).

                  Exchange Act:   The Securities Exchange Act of 1934, as
amended, and the rules and regulations of the SEC promulgated thereunder.


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                                      -2-

                  Exchange Offer:  See Section 2(a).

                  Exchange Offer Registration Statement:   See Section 2(a).

                  Exchange Securities:   See Section 2(a).

                  Expiration Date:   See Section 2(a).

                  Filing Date: The 210th day after the Closing Date; provided, however, that, with respect to the Initial Shelf Registration Statement, (i) if a Shelf Registration Event shall have occurred fewer than 60 days prior to the 210th day after the Closing Date, then the Filing Date in respect thereof shall be the 60th day after such Shelf Registration Event and (ii) if a Shelf Registration Event shall have occurred after the filing of the Exchange Offer Registration Statement with the SEC, then the Filing Date in respect thereof shall be the 30th day after such Shelf Registration Event.

                  Guarantees: See the second introductory paragraph to this Agreement.

                  Guarantors:   See the introductory paragraph to this
Agreement.

                  Holder:   Any record holder of Registrable Securities.

                  Indemnified Person:   See the third paragraph of Section 7.

                  Indemnifying Person:   See the third paragraph of Section 7.

                  Indenture: The Indenture, dated as of October 1, 1997, among the Company, Capital Corp., the Guarantors and First Union National Bank, as trustee, pursuant to which the Notes are being issued, as amended or supplemented from time to time in accordance with the terms thereof.

                  Initial Purchasers:   See the introductory paragraph to this
Agreement.

                  Initial Shelf Registration Statement:   See Section 3(a).

                  Inspectors:   See Section 5(o).

                  Issue Date:   The date of original issuance of the Notes.

                  Issuers:   Section introductory paragraph to this Agreement.

                  Market Maker:  See Section 10.

                  NASD:   See Section 5(t).

                  Notes:   See the second introductory paragraph to this
Agreement.

                  Participant:   See the first paragraph of Section 7.

                  Participating Broker-Dealer:   See Section 2(b).


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                                      -3-

                  Person: An individual, corporation, limited or general partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  Private Exchange:   See Section 2(b).

                  Private Exchange Securities:   See Section 2(b).

                  Prospectus: The prospectus included in any Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act and a prospectus filed with the SEC pursuant to Section 10 hereof), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  Purchase Agreement:   See the second introductory paragraph
to this Agreement.

                  Records:   See Section 5(o).

                  Registrable Securities: The Notes upon original issuance thereof and at all times subsequent thereto, each Exchange Security as to which
Section 2(c)(v) hereof is applicable upon original issuance and at all times subsequent thereto and, if issued, the Private Exchange Securities, until in the case of any such Notes, Exchange Securities or Private Exchange Securities, as the case may be, (i) a Registration Statement (other than, with respect to any Exchange Security as to which Section 2(c)(v) hereof is applicable, the Exchange Offer Registration Statement) covering such Notes, Exchange Securities or Private Exchange Securities has been declared effective by the SEC and such Notes, Exchange Securities or Private Exchange Securities, as the case may be, have been disposed of in accordance with such effective Registration Statement,
(ii) such Notes, Exchange Securities or Private Exchange Securities, as the case may be, are sold in compliance with Rule 144, (iii) such Note has been exchanged for an Exchange Security pursuant to the Exchange Offer and Section 2(c)(v) is not applicable thereto, or (iv) such Notes, Exchange Securities or Private Exchange Securities, as the case may be, cease to be outstanding.

                  Registration Statement: Any registration statement of the Issuers, including, but not limited to, the Exchange Offer Registration Statement, that covers any of the Registrable Securities pursuant to the provisions of this Agreement and any registration statement filed with the SEC pursuant to Section 10 hereof, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  Rule 144: Rule 144 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144A) or regulation hereafter adopted by the SEC providing for offers and sales of securities made in compliance therewith resulting in offers and sales by subsequent holders that are not affiliates of an issuer of such securities being free of the registration and prospectus delivery requirements of the Securities Act.

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                                      -4-

                  Rule 144A: Rule 144A promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule (other than Rule
144) or regulation hereafter adopted by the SEC.

                  Rule 415: Rule 415 promulgated under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

                  SEC:  The Securities and Exchange Commission.

                  Securities Act: The Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

                  Shelf Notice:  See Section 2(c).

                  Shelf Registration Statement:  See Section 3(b).

                  Shelf Registration Event:  See Section 2(c).

                  Subsequent Shelf Registration Statement:  See Section 3(b).

                  TIA:  The Trust Indenture Act of 1939, as amended.

                  Trustee: The trustee under the Indenture and, if applicable, the trustee under any indenture governing the Exchange Securities and Private Exchange Securities (if any).

                  Underwritten registration or underwritten offering: A registration in which securities of the Company are sold to an underwriter for reoffering to the public.

2.       EXCHANGE OFFER

                  (a) The Issuers agree to file with the SEC, on or before the Filing Date, an offer to exchange (the "Exchange Offer") any and all of the Registrable Securities for a like aggregate principal amount of senior subordinated debt securities of the Company and Capital Corp. which are identical to the Notes and are guaranteed, jointly and severally, by each of the Guarantors with terms identical to the Guarantees (the "Exchange Securities") (and which are entitled to the benefits of a trust indenture that is substantially identical to the Indenture (other than such changes as are necessary to comply with any requirements of the SEC to effect or maintain the qualification of such trust indenture under the TIA) and which has been qualified under the TIA), except that the Exchange Securities shall have been registered pursuant to an effective Registration Statement under the Securities Act and shall contain no restrictive legend thereon. The Exchange Offer will be registered under the Securities Act on the appropriate form (the "Exchange Offer Registration Statement") and will comply with all applicable tender offer rules and regulations under the Exchange Act. Each of the Issuers agrees to use its best efforts to (i) cause the Exchange Offer Registration Statement to become effective and to commence the Exchange Offer on or prior to the Effectiveness Date, (ii) keep the Exchange Offer open for 30 days (or longer if required by applicable law) (the last day of such period, the "Expiration Date") and (iii) exchange Exchange Securities for all Notes validly tendered and not withdrawn pursuant to the Exchange Offer on or prior to the fifth day following the Expiration Date.

                  Each Holder who participates in the Exchange Offer will be deemed to represent that any Exchange Securities received by it will be acquired in the ordinary course of its business, that at the time of the consummation of the Exchange Offer such Holder will have no arrangement with any Person to participate in the distribution of the Exchange Securities in violation of the provisions of the Securities Act and that such Holder is not an affiliate of any of the Issuers within the meaning of the Securities Act.

                  Upon consummation of the Exchange Offer in accordance with this Section 2, the provisions of this Agreement shall continue to apply, mutatis mutandis, solely with respect to Registrable Securities that are Private Exchange Securities, Exchange Securities to which Section 2(c)(v) is applicable and Exchange Securities held by Participating Broker-Dealers, and the Issuers shall have no further obligation to register Registrable Securities (other than Private Exchange Securities and other than Exchange Securities as to which
Section 2(c)(v) hereof applies) pursuant to Section 3 of this Agreement. No securities other than the Exchange Securities shall be included in the Exchange Offer Registration Statement.

                  (b) The Issuers shall include within the Prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution," reasonably acceptable to the Initial Purchasers, which shall contain a summary statement of the positions taken or policies made by the Staff of the SEC (and publicly disseminated) with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of Exchange Securities received by such broker-dealer in the Exchange Offer (a "Participating Broker-Dealer"). Such "Plan of Distribution" section shall also allow the use of the prospectus by all Persons subject to the prospectus delivery requirements of the Securities Act, including all Participating Broker-Dealers, and include a statement describing the means by which Participating Broker-Dealers may resell the Exchange Securities.

                  Each of the Issuers shall use its best efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the Prospectus contained therein in order to permit such Prospectus to be lawfully delivered by all Persons subject to the prospectus delivery requirements of the Securities Act for at least 180 days following the first bona fide offering of securities under such Registration Statement (or such shorter time as such Persons must comply with such requirements in order to resell the Exchange Securities) (the "Applicable Period").

                  If, prior to consummation of the Exchange Offer, the Initial Purchasers hold any Notes acquired by it and having, or which are reasonably likely to be determined to have, the status of an unsold allotment in the initial distribution, the Issuers upon the request of the Initial Purchasers shall, simultaneously with the delivery of the Exchange Securities in the Exchange Offer, issue and deliver to the Initial Purchasers, in exchange (the "Private Exchange") for the Notes held by the Initial Purchasers, a like principal amount of debt securities of the Company and Capital Corp. that are identical to the Exchange Securities and are guaranteed, jointly and severally, by each of the Guarantors with terms identical to the Guarantees (the "Private Exchange Securities") (and which are issued pursuant to the same indenture as the Exchange Securities) (except for the placement of a restrictive legend on such Private Exchange Securities). The Private Exchange Securities shall bear the same CUSIP number as the Exchange Securities. Interest on the Exchange Securities and Private Exchange Securities will accrue from the last interest payment date on which interest was paid on the Notes surrendered in exchange therefor or, if no interest has been paid on the Notes, from the Issue Date.

                  Any indenture under which the Exchange Securities or the Private Exchange Securities will be issued shall provide that the holders of any of the Exchange Securities and the Private Exchange Securities will vote and consent together on all matters to which such holders are entitled to vote or consent as one class and that none of the holders of the Exchange Securities and the Private Exchange Securities will have the right to vote or consent as a separate class on any matter.

                  (c) If, (i) because of any change in law or in currently prevailing interpretations of the Staff of the SEC, the Company reasonably determines in good faith, after consultation with counsel, that it is not permitted to effect the Exchange Offer, (ii) the Exchange Offer is not commenced on or prior to the Effectiveness Date, (iii) the Exchange Offer is, for any reason, not consummated on or prior to the 5th day after the Expiration Date,
(iv) any Holder of Private Exchange Securities so requests, or (v) in the case of any Holder that participates in the Exchange Offer, such Holder does not receive Exchange Securities on the date of the exchange that may be sold without restriction under state and federal securities laws (the occurrence of any such event set forth in the foregoing clauses (i) through (v), a "Shelf Registration Event"), then, in the case of such events the Company shall promptly deliver to the Holders and the Trustee notice thereof (the "Shelf Notice") and thereafter the Issuers shall file an Initial Shelf Registration Statement pursuant to
Section 3.

3.       SHELF REGISTRATION

                  If a Shelf Registration Event has occurred (and whether or not an Exchange Offer Registration Statement has been filed with the SEC or has become effective, or the Exchange Offer has been consummated), then:

                  (a) Initial Shelf Registration Statement. The Issuers shall promptly prepare and file with the SEC a Registration Statement for an offering to be made on a continuous basis pursuant to Rule 415 covering all of the Registrable Securities (the "Initial Shelf Registration Statement"). The Issuers shall file with the SEC the Initial Shelf Registration Statement on or prior to the Filing Date. The Initial Shelf Registration Statement shall be on Form S-1 or another appropriate form, if available, permitting registration of such Registrable Securities for resale by such holders in the manner designated by them (including, without limitation, in one or more underwritten offerings). The Issuers shall not permit any securities other than the Registrable Securities to be included in the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement (as defined below). Each of the Issuers shall use their best efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act on or prior to the Effectiveness Date, and to keep the Initial Shelf Registration Statement continuously effective under the Securities Act until the date which is 24 months from the Closing Date, or such shorter period ending when (i) all Registrable Securities covered by the Initial Shelf Registration Statement have been sold in the manner set forth and as contemplated in the Initial Shelf Registration Statement or (ii) a Subsequent Shelf Registration Statement covering all of the Registrable Securities has been declared effective under the Securities Act (such 24 month or shorter period, the "Effectiveness Period").

                  (b) Subsequent Shelf Registration Statements. If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because of the sale of all of the securities registered thereunder), each of the Issuers shall use their best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event the Issuers shall within 30 days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional "shelf" Registration Statement pursuant to Rule 415 covering all of the Registrable Securities (a "Subsequent Shelf Registration Statement"). If a Subsequent Shelf Registration Statement is filed, each of the Issuers shall use their best efforts to cause the Subsequent Shelf Registration Statement to be declared effective as soon as reasonably practicable after such filing and to keep such Registration Statement continuously effective until the end of the Effectiveness Period. As used herein the term "Shelf Registration Statement" means the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement.

                  (c) Supplements and Amendments. The Issuers shall promptly supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used for such Shelf Registration Statement, if required by the Securities Act, or if reasonably requested by the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement or by any underwriter of such Registrable Securities.

4.       ADDITIONAL INTEREST

                  (a) The Issuers and the Initial Purchasers agree that the Holders of Notes will suffer damages if the Issuers fail to fulfill their obligations under Section 2 or Section 3 hereof and that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, the Company and Capital Corp. agree to pay, as liquidated damages, additional interest on the Notes ("Additional Interest") under the circumstances and to the extent set forth below (each of which shall be given independent effect):

                   (i) if either the Exchange Offer Registration Statement or the Initial Shelf Registration Statement has not been filed on or prior to the Filing Date (unless, with respect to the Exchange Offer Registration Statement, a Shelf Event described in clause (i) of Section 2(c) shall have occurred prior to the Filing Date), Additional Interest shall accrue on the Notes over and above the stated interest in an amount equal to $0.192 per week (or any part thereof) per $1,000 principal amount of Notes;

                  (ii) if either the Exchange Offer Registration Statement or the Initial Shelf Registration Statement is not declared effective by the SEC on or prior to the Effectiveness Date (unless, with respect to the Exchange Offer Registration Statement, a Shelf Event described in clause
     (i) of Section 2(c) shall have occurred), Additional Interest shall accrue on the Notes over and above the stated interest in an amount equal to $0.192 per week (or any part thereof) per $1,000 principal amount of Notes; and

                  (iii) if (A) the Issuers have not exchanged Exchange Securities for all Notes validly tendered and not withdrawn in accordance with the terms of the Exchange Offer on or prior to the fifth day after the Expiration Date, or (B) the Exchange Offer Registration Statement ceases to be effective at any time prior to the Expiration Date, or (C) if applicable, any Shelf Registration Statement has been declared effective and such Shelf Registration Statement ceases to be effective at any time during the Effectiveness Period, then Additional Interest shall accrue on the Notes over and above the stated interest in an amount equal to $0.192 per week (or any part thereof) per $1,000 principal amount of the Notes for the first 90 days commencing on (x) the sixth day after the Expiration Date, in the case of (A) above, or (y) the day the Exchange Offer Registration Statement ceases to be effective in the case of (B) above, or
     (z) the day such Shelf Registration Statement ceases to be effective in the case of (C) above;

provided, however, that (1) upon the filing of the Exchange Offer Registration Statement or a Shelf Registration Statement as required hereunder (in the case of clause (i) of this Section 4(a)), (2) upon the effectiveness of the Exchange Offer Registration Statement or the Shelf Registration Statement as required hereunder (in the case of clause (ii) of this Section 4(a)) or (3) upon the exchange of Exchange Securities for all Notes validly tendered and not withdrawn (in the case of clause (iii)(A) of this Section 4(a)), or upon the effectiveness of the Exchange Offer Registration Statement which had ceased to remain effective (in the case of clause (iii)(B) of this Section 4(a)), or upon the effectiveness of the Shelf Registration Statement which had ceased to remain effective (in the case of clause (iii)(C) of this Section 4(a)), Additional Interest on the Notes as a result of such clause (or the relevant subclause thereof), as the case may be, shall cease to accrue (but any accrued amount shall be payable).

                  (b) The Company shall notify the Trustee within one business day after each and every date on which an event occurs in respect of which Additional Interest is required to be paid (an "Event Date"). The Company and Capital Corp. shall pay the Additional Interest due on the Registrable Securities by depositing with the Trustee, in trust, for the benefit of the Holders thereof, on or before the applicable semi-annual interest payment date, immediately available funds in sums sufficient to pay the Additional Interest then due to Holders of Registrable Securities. Each obligation to pay Additional Interest shall be deemed to accrue immediately following the occurrence of the applicable Event Date. Any accrued Additional Interest amount shall be due and payable on each interest payment date immediately after the applicable Event Date to the record Holder of Registrable Securities entitled to receive the interest payment to be made on such date as set forth in the Indenture. The parties hereto agree that the Additional Interest provided for in this Section 4 constitutes a reasonable estimate of the damages that may be incurred by Holders of Registrable Securities by reason of the failure of a Shelf Registration Statement or Exchange Offer Registration Statement to be filed or declared effective, or a Shelf Registration Statement or an Exchange Offer Registration Statement to remain effective, as the case may be, in accordance with this
Section 4.

                  (c) Each of the Guarantors, jointly and severally, guarantees the payment of the Additional Interest to the same extent and in the same manner as the guarantee provisions set forth in the Indenture, which provisions are incorporated herein by reference mutatis mutandis.

5.       REGISTRATION PROCEDURES

                  In connection with the registration of any Registrable Securities pursuant to Sections 2 or 3 hereof, each of the Issuers shall use their best efforts to effect such registrations to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Issuers shall:

                  (a) prepare and file with the SEC on or before the Filing Date, a Registration Statement or Registration Statements as prescribed by
Section 2 or 3, and to use their best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided, however, that, if (1) such filing is pursuant to Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, the Issuers shall furnish to and afford the Holders of the Registrable Securities and each such Participating Broker-Dealer, as the case may be, covered by such Registration Statement, their counsel and the managing underwriters, if any, a reasonable opportunity to review copies of all such documents (including copies of any documents to be incorporated by reference therein and all exhibits thereto) proposed to be filed (at least five days prior to such filing); the Issuers shall not file any Registration Statement or Prospectus or any amendments or supplements thereto in respect of which the Holders must be afforded a reasonable opportunity to review prior to the filing of such document, if the Holders of a majority in aggregate principal amount of the Registrable Securities covered by such Registration Statement, or each such Participating Broker-Dealer, as the case may be, their counsel, or the managing underwriters, if any, shall reasonably object by notice to the Company after a reasonable period to review unless the Company is advised by Counsel that such amendment or supplement is legally required;

                  (b) prepare and file with the SEC such amendments and post-effective amendments to each Shelf Registration Statement or Exchange Offer Registration Statement, as the case may be, as may be necessary to keep such Registration Statement continuously effective for the Effectiveness Period, in the case of a Shelf Registration Statement, or until the later of the Expiration Date and the Applicable Period, in the case of the Exchange Offer Registration Statement; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such Prospectus as so supplemented and with respect to the subsequent resale of any securities being sold by a Participating Broker-Dealer covered by any such Prospectus;

                  (c) if (1) a Shelf Registration Statement is filed pursuant to
Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, notify the selling Holders of Registrable Securities, or each such Participating Broker-Dealer, as the case may be, their counsel and the managing underwriters, if any, promptly (but in any event within five business days), and confirm such notice in writing, (i) when a Prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective (including in such notice a written statement that any Holder may, upon request, obtain, without charge, one conformed copy of such Registration Statement or post-effective amendment including financial statements and schedules, documents incorporated or deemed to be incorporated by reference and exhibits); (ii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation of any proceedings for that purpose; (iii) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of the Registrable Securities the representations and warranties of any of the Issuers contained in any agreement (including any underwriting agreement) contemplated by Section 5(n) below cease to be true and correct; (iv) of the receipt by any of the Issuers of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Securities or the Exchange Securities to be sold by any Participating Broker-Dealer for offer or sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; (v) of the occurrence of any event or any information becoming known that makes any statement made in such Registration Statement or related Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such notification need not specifically identify such event if notification of the occurrence thereof would, in the Company's reasonable judgment, involve the disclosure of confidential non-public information; and (vi) of the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate;

                  (d) if (1) a Shelf Registration Statement is filed pursuant to
Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, use their best efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a Prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Securities or the Exchange Securities to be sold by any Participating Broker-Dealer for sale in any jurisdiction, and, if any such order is issued, to use their best efforts to obtain the withdrawal of any such order at the earliest possible moment;

                  (e) if a Shelf Registration Statement is filed pursuant to
Section 3 and if requested by the managing underwriters, if any, or the Holders of a majority in aggregate principal amount of the Registrable Securities being sold in connection with an underwritten offering or any Participating Broker-Dealer, (i) promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriters, if any, such Holders, any Participating Broker-Dealer or their respective counsel reasonably request to be included therein; (ii) make all required filings of such prospectus supplement or such post-effective amendment as soon as reasonably practicable after the Company has received notification of the matters to be incorporated in such prospectus supplement or post-effective amendment and (iii) supplement or make amendments to such Registration Statement;

                  (f) if (1) a Shelf Registration Statement is filed pursuant to
Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, furnish to each selling Holder of Registrable Securities and to each such Participating Broker-Dealer who so requests and upon request to their respective counsel and each managing underwriter, if any, without charge, one conformed copy of the Registration Statement or Registration Statements and each post-effective amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference and all exhibits;

                  (g) if (1) a Shelf Registration Statement is filed pursuant to
Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, deliver to each selling Holder of Registrable Securities, or each such Participating Broker-Dealer, as the case may be, their counsel, and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each form of preliminary prospectus) and each amendment or supplement thereto and any documents incorporated by reference therein as such Persons may reasonably request; and, subject to the last paragraph of this Section 5, each of the Issuers hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, and the underwriters or agents, if any, and dealers (if any), in connection with the offering and sale of the Registrable Securities covered by or the sale by Participating Broker-Dealers of the Exchange Securities pursuant to such Prospectus and any amendment or supplement thereto;

                  (h) prior to any public offering of Registrable Securities or any delivery of a Prospectus contained in the Exchange Offer Registration Statement by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, use their best efforts to register or qualify, and to cooperate with the selling Holders of Registrable Securities or each such Participating Broker-Dealer, as the case may be, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities or Exchange Securities, as the case may be, for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder, Participating Broker-Dealer, or the managing underwriters reasonably request in writing, provided , however, that where Exchange Securities held by Participating Broker-Dealers or Registrable Securities are offered other than through an underwritten offering, the Issuers shall cause their counsel to (i) perform Blue Sky investigations and file registrations and qualifications required to be filed pursuant to this Section 5(h); (ii) use their best efforts to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective hereunder; and (iii) do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Exchange Securities held by Participating Broker-Dealers or the Registrable Securities covered by the applicable Registration Statement, provided, further, however, that none of the Issuers shall in any case be required to (A) qualify generally to do business in any jurisdiction where it is not then so qualified, (B) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or (C) subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction;

                  (i) if a Shelf Registration Statement is filed pursuant to
Section 3, cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which certificates shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriter or underwriters, if any, or Holders may reasonably request;

                  (j) use their best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities, except as may be required solely as a consequence of the nature of such selling Holder's business, in which case the Issuers will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals;

                  (k) if (1) a Shelf Registration Statement is filed pursuant to
Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, upon the occurrence of any event contemplated by paragraph 5(c)(v) or 5(c)(vi) above, as promptly as practicable prepare and (subject to Section 5(a) above) file with the SEC, solely at the expense of the Issuers, a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder or to the purchasers of the Exchange Securities to whom such Prospectus will be delivered by a Participating Broker-Dealer, any such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Issuers shall not be required to amend or supplement a Registration Statement, any related Prospectus or any document incorporated therein by reference, in the event that, and for a period not to exceed an aggregate of 30 days in any calendar year if, (i) an event occurs and is continuing as a result of which a Shelf Registration Statement would, in the Company's good faith judgment, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (ii) (a) the Company determines in its good faith judgment that the disclosure of such event at such time would have a material adverse effect on the business, operations or prospects of the Company or (b) the disclosure otherwise relates to a pending material business transaction that has not been publicly disclosed;

                  (l) use their best efforts to cause the Registrable Securities covered by a Registration Statement or the Exchange Securities, as the case may be, to be rated with the appropriate rating agencies, if so requested by the Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement or a Participating Broker-Dealer selling Exchange Securities, as the case may be, or the managing underwriters, if any;

                  (m) prior to the effective date of the first Registration Statement relating to the Registrable Securities, (i) provide the Trustee with printed certificates for the Registrable Securities in a form eligible for deposit with The Depository Trust Company; and (ii) provide a CUSIP number for the Registrable Securities;

                  (n) in connection with an underwritten offering of Registrable Securities pursuant to a Shelf Registration Statement, enter into an underwriting agreement as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing underwriters in order to expedite or facilitate the registration or the disposition of such Registrable Securities, and in such connection, (i) make such representations and warranties to and covenants with, the underwriters, with respect to the business of the Company and its subsidiaries and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, as are customarily made by issuers to underwriters in underwritten offerings, and confirm the same if and when reasonably requested; (ii) obtain the written opinions of counsel to the Issuers and updates thereof in form and substance reasonably satisfactory to the managing underwriters, addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by underwriters; (iii) use their best efforts to obtain "cold comfort" letters and updates thereof in form and substance reasonably satisfactory to the managing underwriters from the independent certified public accountants of the Issuers (and, if necessary, any other independent certified public accountants of any subsidiary of the Company or of any business acquired by the Company or any of its subsidiaries for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each of the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings and such other matters as reasonably requested by underwriters; and (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures comparable to those set forth in Section 7 hereof (or such other provisions and procedures reasonably acceptable to the Holders of a majority in aggregate principal amount of Registrable Securities covered by such Registration Statement and the managing underwriters or agents) with respect to all parties to be indemnified pursuant to said Section, all of which shall be done at each closing under such underwriting agreement, or as and to the extent required thereunder;

                  (o) if (1) a Shelf Registration Statement is filed pursuant to
Section 3, or (2) a Prospectus contained in an Exchange Offer Registration Statement filed pursuant to Section 2 is required to be delivered under the Securities Act by any Participating Broker-Dealer who seeks to sell Exchange Securities during the Applicable Period, subject to the prior receipt by the Company of undertakings to use reasonable efforts to preserve the confidentiality of any information disclosed by the Issuers pursuant hereto in form and substance reasonably satisfactory to the Company, make available for inspection by any selling Holder of such Registrable Securities being sold, or each such Participating Broker-Dealer, as the case may be, any underwriter participating in any such disposition of Registrable Securities, if any, and any attorney, accountant or other agent retained by any such selling Holder or each such Participating Broker-Dealer, as the case may be, or underwriter (collectively, the "Inspectors"), at the offices where normally kept, during reasonable business hours, all relevant financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries (collectively, the "Records") as shall be necessary to enable them to exercise any applicable due diligence responsibilities, and cause the officers, directors and employees of the Company and its subsidiaries to supply all information in each case requested by any such Inspector in connection with such Registration Statement;

provided, however, that records which the Company determines, in good faith, to be confidential and any Records which the Company notifies the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such Registration Statement; (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction;
(iii) the information in such Records has been made generally available to the public; or (iv) release thereof is necessary or advisable in connection with any action, suit or proceeding involving any Holder or other Inspector; provided, further, however, that prior notice shall be provided as soon as practicable to the Company of the potential disclosure of any information by such Inspector pursuant to clauses (i), (ii), (iii) or (iv) of this sentence to permit the Company to obtain a protective order (or waive the provisions of this paragraph
(o)) and that such Inspector shall take such actions as are reasonably necessary to protect the confidentiality of such information (if practicable) to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of the Holder or any Inspector; each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to agree that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Issuers unless and until such information is generally available to the public; each selling Holder of such Registrable Securities and each such Participating Broker-Dealer will be required to further agree that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company to undertake appropriate action to prevent disclosure of the Records deemed confidential at the Company's sole expense;

                  (p) provide for an indenture trustee for the Registrable Securities or the Exchange Securities, as the case may be, and cause the Indenture or the trust indenture provided for in Section 2(a), as the case may be, to be qualified under the TIA not later than the effective date of the Exchange Offer or the first Registration Statement relating to the Registrable Securities; and in connection therewith, cooperate with the trustee under any such indenture and the holders of the Registrable Securities to effect such changes to such indenture as may be required for such indenture to be so qualified in accordance with the terms of the TIA; and execute, and use their best efforts to cause such trustee to execute, all documents as may be required to effect such changes, and all other forms and documents required to be filed with the SEC to enable such indenture to be so qualified in a timely manner;

                  (q) comply with all applicable rules and regulations of the SEC to the extent and so long as they are applicable to the Exchange Offer Registration Statement or the Shelf Registration Statement and make generally available to their securityholders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm commitment or best efforts underwritten offering; and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effective date of a Registration Statement, which statements shall cover said 12-month periods;

                  (r) upon consummation of an Exchange Offer or a Private Exchange, obtain an opinion of counsel to the Issuers in customary form, relating to the Exchange Securities or the Private Exchange Securities, as the case may be, addressed to the Trustee for the benefit of all Holders of Registrable Securities participating in the Exchange Offer or the Private Exchange, as the case may be, and which includes an opinion that (i) each of the Issuers have duly authorized, executed and delivered the Exchange Securities and Private Exchange Securities, the Guarantees to be endorsed thereon and the related indenture; and (ii) each of the Exchange Securities or the Private Exchange Securities, as the case may be, the Guarantees endorsed thereon and the related indenture and guarantees thereunder constitute valid and binding obligations of each of the Issuers party thereto, enforceable against each of the Issuers party thereto in accordance with their respective terms (with customary exceptions);

                  (s) if an Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Registrable Securities by Holders to the Company (or to such other Person as directed by the Company) in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be, mark, or caused to be marked, on such Registrable Securities that such Registrable Securities are being cancelled in exchange for the Exchange Securities or the Private Exchange Securities, as the case may be; in no event shall such Registrable Securities be marked as paid or otherwise satisfied;

                  (t) cooperate with each seller of Registrable Securities covered by any Registration Statement and each underwriter, if any, participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD"); and

                  (u) use their best efforts to take all other steps necessary to effect the registration of the Registrable Securities covered by a Registration Statement contemplated hereby.

                  The Issuers may require each seller of Registrable Securities or Participating Broker-Dealer as to which any registration is being effected to furnish to the Issuers such information regarding such seller or Participating Broker-Dealer and the distribution of such Registrable Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, as the Issuers may, from time to time, reasonably request. The Issuers may exclude from such registration the Registrable Securities or Exchange Securities of any selling Holder or Participating Broker-Dealer, as the case may be, who unreasonably fails to furnish such information within a reasonable time after receiving such request.

                  Each Holder of Registrable Securities and each Participating Broker-Dealer agrees by acquisition of such Registrable Securities or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, that, upon receipt of any notice from any Issuer of the happening of any event of the kind described in Section 5(c)(ii), 5(c)(iv), 5(c)(v) or 5(c)(vi), such Holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, until such holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(k), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and has received copies of any amendments or supplements thereto. In the event that any Issuer shall give any such notice, each of the Effectiveness Period and the Applicable Period shall be extended by the number of days during such periods from and including the date of the giving of such notice to and including the date when each seller of Registrable Securities covered by such Registration Statement or Exchange Securities to be sold by such Participating Broker-Dealer, as the case may be, shall have received (x) the copies of the supplemented or amended Prospectus contemplated by Section 5(k) hereof or (y) the Advice.

6.       REGISTRATION EXPENSES

                  (a) All fees and expenses incident to the performance of or compliance with this Agreement by the Issuers shall be borne by the Issuers whether or not the Exchange Offer Registration Statement or a Shelf Registration Statement is filed or becomes effective, including, without limitation, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or Blue

Sky laws (including, without limitation, reasonable fees and disbursements of counsel) in such jurisdictions (x) where the holders of Registrable Securities are located, in the case of the Exchange Securities, or (y) as provided in
Section 5(h), in the case of Registrable Securities to be sold in a public offering or Exchange Securities to be sold by a Participating Broker-Dealer during the Applicable Period)); (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities or Exchange Securities in a form eligible for deposit with The Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by the managing underwriters, if any, or, in respect of Registrable Securities or Exchange Securities to be sold by any Participating Broker-Dealer during the Applicable Period, by the Holders of a majority in aggregate principal amount of the Registrable Securities included in any Registration Statement or a Participating Broker-Dealer selling Exchange Securities, as the case may be); (iii) messenger, telephone and delivery expenses incurred by the Issuers; (iv) fees and disbursements of counsel for the Issuers and reasonable fees and disbursements of special counsel for the sellers of Registrable Securities (subject to the provisions of Section 6(b)); (v) fees and disbursements of all independent certified public accountants referred to in
Section 5(n)(iii) (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance);
(vi) the reasonable fees and expenses of any "qualified independent underwriter" or other independent appraiser participating in an offering pursuant to Rule 2710 or Rule 2720 of the Conduct Rules of the NASD; (vii) rating agency fees;
(viii) the fees and expenses incurred by the Issuers in connection with the listing of the Registrable Securities on any securities exchange; and (ix) the expenses relating to printing, word processing and distributing all Registration Statements, underwriting agreements, securities sales agreements, indentures and any other documents necessary in order to comply with this Agreement.

                  (b) In connection with any Shelf Registration Statement hereunder, the Issuers shall reimburse the Holders of the Registrable Securities being registered in such registration for the reasonable fees and disbursements of not more than one counsel (in addition to appropriate local counsel) chosen by the Holders of a majority in aggregate principal amount of the Registrable Securities to be included in such Registration Statement and other reasonable out-of-pocket expenses of the Holders of Registrable Securities incurred in connection with the registration of the Registrable Securities.

7.       INDEMNIFICATION

                  Each of the Issuers, jointly and severally, agrees to indemnify and hold harmless each Holder of Registrable Securities, each Participating Broker-Dealer selling Exchange Securities during the Applicable Period and Chase Securities Inc., in its capacity as Market Maker, the affiliates, officers, directors, employees, representatives and agents of each such Person, and each Person, if any, who controls any such Person within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (each, a "Participant"), from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other expenses actually incurred in connection with any suit, action or proceeding or any claim asserted) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) or Prospectus (as amended or supplemented if the Issuers shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, with respect to the Prospectus, in the light of the circumstances under which they were made, not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with information relating to such Holder of Registrable Securities or

Participating Broker-Dealer, as the case may be, furnished to the Company in writing by such Holder of Registrable Securities or Participating Broker-Dealer, as the case may be, expressly for use therein; provided, however, that the foregoing indemnity with respect to any preliminary prospectus shall not inure to the benefit of any Holder of Registrable Securities or Participating Broker-Dealer, as the case may be (or to the benefit of any officer or director of, or of any Person controlling, such Holder of Registrable Securities or Participating Broker-Dealer) from whom the Person asserting any such losses, claims, damages or liabilities purchased Registrable Securities or Exchange Securities, as the case may be, to the extent that such untrue statement or omission or alleged untrue statement or omission made in such preliminary prospectus is eliminated or remedied in the related Prospectus (as amended or supplemented if the Issuers shall have furnished any amendments or supplements thereto) and such Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission of a material fact and, to the extent required by applicable law, a copy of the related Prospectus (as so amended or supplemented) shall not have been furnished to such Person at or prior to the sale of such Registrable Securities or Exchange Securities, as the case may be, to such Person, unless such failure to furnish was a result of non-compliance by the Issuers with Section 5(g).

                  Each Holder of Registrable Securities, the Market Maker and each Participating Broker-Dealer selling Exchange Securities during the Applicable Period will be required to agree, severally and not jointly, to indemnify and hold harmless each of the Issuers, its directors, officers, employees, representatives and agents who sign the Registration Statement and each Person who controls any Issuer within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Issuers to each Participant, but only with reference to information relating to such Holder of Registrable Securities, Market Maker or Participating Broker-Dealer, as the case may be, furnished to the Company in writing by or on behalf of such Holder of Registrable Securities, Market Maker or Participating Broker-Dealer, as the case may be, expressly for use in any Registration Statement or Prospectus, any amendment or supplement thereto, or any preliminary prospectus. The liability of any such Holder of Registrable Securities, Market Maker or Participating Broker-Dealer, as the case may be, under this paragraph shall in no event exceed the proceeds received by such Holder of Registrable Securities, Market Maker or Participating Broker-Dealer, as the case may be, from sales of Registrable Securities or Exchange Securities, as the case may be, giving rise to such obligations.

                  If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any Person in respect of which indemnity may be sought pursuant to either of the two preceding paragraphs, such Person (the "Indemnified Person") shall promptly notify the Person against whom such indemnity may be sought (the "Indemnifying Person") in writing, and the Indemnifying Person, upon request of the Indemnified Person, shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses incurred by such counsel related to such proceeding; provided, however, that the failure to so notify the Indemnifying Person shall not relieve it of any obligation or liability which it may have hereunder or otherwise (unless and only to the extent that the Indemnifying Person was otherwise unaware that such suit, action, proceeding, claim, or demand shall have been brought or asserted and such failure actually materially prejudices the Indemnifying Person (through the forfeiture of substantive rights or defenses)). In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but, other than in circumstances involving a conflict among Indemnified Persons, the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; or (iii) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to an actual or potential conflict of interest. It is understood that, other than in circumstances involving a conflict among Indemnified Persons, the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for the Participants shall be designated in writing by the Holders of Registrable Securities or Participating Broker-Dealers selling Exchange Securities during the Applicable Period, as the case may be, who sold a majority in interest of Registrable Securities or Exchange Securities, as the case may be, sold by all such Holders of Registrable Securities or Participating Broker-Dealers, as the case may be. Any such separate firm for the Issuers, its directors, officers, employees, representatives and agents and such control Persons of the Issuers shall be designated in writing by the Company.

                  The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify any Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the prior written consent of the Indemnified Person, (which consent shall not be unreasonably withheld or deleted) effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party, and indemnity could have been sought hereunder by such indemnified party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional written release of such Indemnified Person in form and substance satisfactory to the Indemnified Persons from all liability on claims that are the subject matter of such proceeding and does not contain an admission of fault or culpability.

                  If the indemnification provided for in the first and second paragraphs of this Section 7 is for any reason unavailable to, or insufficient to hold harmless, an Indemnified Person in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraphs, in lieu of indemnifying such Indemnified Person thereunder and in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect
(i) the relative benefits received by the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other from the initial offering of the Notes or (ii) if the allocation provided by the foregoing clause
(i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the Indemnifying Person or Persons on the one hand and the Indemnified Person or Persons on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative benefits received by the Issuers on the one hand and the Holders of Registrable Securities or Participating Broker-Dealers selling Exchange Securities during the Applicable Period, as the case may be, on the other shall be deemed to be in the same proportion as the total proceeds from the initial offering (net of discounts and commissions but before deducting expenses) of the Notes received by the Issuers bears to the total proceeds received by such Holders of Registrable Securities or Participating Broker-Dealers, as the case may be, from the sale of Registrable Securities or Exchange Securities, as the case may be. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers, on the one hand, or such Holder of Registrable Securities or Participating Broker-Dealer, as the case may be, on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances.

                  The parties agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Participants were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any reasonable legal or other expenses actually incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7, in no event shall a Holder of Registrable Securities or Participating Broker-Dealer be required to contribute any amount in excess of the amount by which proceeds received by such Holder of Registrable Securities or Participating Broker-Dealer, as the case may be, from sales of Registrable Securities or Exchange Securities, as the case may be, exceeds the amount of any damages that such Holder of Registrable Securities or Participating Broker-Dealer, as the case may be, has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this
Section 7 will be in addition to any liability which the Indemnifying Persons may otherwise have to the Indemnified Persons referred to above.

8.       RULE 144 AND RULE 144A

                  Each of the Issuers, for so long as the Registrable Securities remain outstanding, covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder in a timely manner and, if at any time any of the Issuers is not required to file such reports, it will, upon the request of any Holder of Registrable Securities, make publicly available other information so long as necessary to permit sales pursuant to Rule 144 and Rule 144A under the Securities Act. Each of the Issuers further covenants that it will take such further action as any Holder of Registrable Securities may reasonably request, to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act.

9.       UNDERWRITTEN REGISTRATIONS

                  If any of the Registrable Securities covered by any Shelf Registration Statement are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will manage the offering will be selected by the Holders of a majority in aggregate principal amount of such Registrable Securities included in such offering and reasonably acceptable to the Company.

                  No Holder of Registrable Securities may participate in any underwritten registration hereunder unless such Holder (a) agrees to sell such Holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (however the terms applicable to each Holder shall be identical in all respects) and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements applicable to all Holders.

10.      MARKET MAKING

                  (a) The Issuers will, for the sole benefit of Chase Securities Inc. (the "Market Maker"), and for so long as any of the Notes are outstanding and the Market Maker or any of its Affiliates (as defined in the rules and regulations of the SEC under the Securities Act) owns any equity securities of the Company and proposes to make a market in the Notes as part of its business in the ordinary course:

                  (i) (A) Periodically amend the Registration Statement so that the information contained in the Registration Statement complies with the requirements of Section 19(a) under the Securities Act; (B) if requested by the Market Maker, within 45 days following the end of the Company's most recent fiscal quarter, file a supplement to the Prospectus which sets forth the financial results of the Company for the previous quarter; (C) amend the Registration Statement or supplement the Prospectus when necessary to reflect any material changes in the information provided therein; and (D) amend the Registration Statement when required to do so in order to comply with
         Section 10(a)(3) of the Securities Act; provided, however, that (1) prior to filing any post-effective amendment to the Registration Statement or any supplement to the Prospectus, the Company will furnish to the Market Maker copies of all such documents proposed to be filed, which documents will be subject to the review of the Market Maker and its counsel, (2) the Issuers will not file any post-effective amendment to the Registration Statement or any supplement to the Prospectus to which the Market Maker and its counsel shall reasonably object by notice to the Company after a reasonable period to review unless the Company is advised by counsel that such amendment or supplement is legally required and (3) the Company will provide the Market Maker and its counsel with copies of each amendment or supplement filed.

                 (ii) Notify the Market Maker, and (if requested by the Market Maker) confirm such advice in writing, (A) when any Prospectus supplement or amendment or post-effective amendment to the Registration Statement has been filed, and, with respect to any post-effective amendment, when the same has become effective; (B) of any request by the SEC for any post-effective amendment to the Registration Statement, any supplement or amendment to the Prospectus or for additional information; (C) the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (D) of the receipt by any Issuer of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; (E) of the occurrence of any event which makes any statement made in the Registration Statement, the Prospectus or any amendment or supplement thereto untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any amendment or supplement thereto, in order to make the statements therein not misleading; and (F) of any advice from a nationally recognized statistical rating organization that such organization has placed the Company under surveillance or review with negative implications or has determined to downgrade the rating of the Notes or any other debt obligation of the Company whether or not such downgrade shall have been publicly announced.

                (iii) Furnish to the Market Maker, without charge, (i) at least one conformed copy of any post-effective amendment to the Registration Statement; and (ii) as many copies of any amendment or supplement to the Prospectus as the Market Maker may reasonably request.

                (iv) Consent to the use of the Prospectus or any amendment or supplement thereto by the Market Maker in connection with the offering and sale of the Notes.

                (v) For so long as the Notes shall be outstanding, furnish to the Market Maker (A) as soon as practicable after the end of each fiscal year, the number of copies reasonably requested by the Market Maker of the Company's annual report to stockholders for such year, (B) as soon as available, the number of copies reasonably requested by the Market Maker of each report (including, without limitation, Reports on Forms 10-K, 10-Q and 8-K) or definitive proxy statements of the Company filed under the Exchange Act or mailed to stockholders and (C) all public reports and all reports and financial statements furnished by the Company to the Nasdaq National Market System or any U.S. national securities exchange or quotation service upon which the Notes may be listed pursuant to requirements of or agreements with such exchange or quotation service or to the SEC pursuant to the Exchange Act or any rule or regulation of the SEC thereunder.

                (vi) In the event of the issuance of any stop order suspending the effectiveness of the Registration Statement or of any order suspending the qualification of the Notes for sale in any jurisdiction, to use promptly its best efforts to obtain its withdrawal.

                (b) The Issuers represent that any post-effective amendments to the Registration Statement, any amendments or supplements to the Prospectus and any documents filed under the Exchange Act will, when they become effective or are filed with the SEC, as the case may be, conform in all respects to the requirements of the Securities Act and the rules and regulations of the SEC thereunder and will not, as of the effective date of such post-effective amendments and as of the filing date of amendments or supplements to the Prospectus or filings under the Exchange Act contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by the Market Maker specifically for inclusion therein, which information the parties hereto agree will be limited to the statements concerning the market-making activities of the Market Maker to be set forth on the cover page and in the "Plan of Distribution" section of the Prospectus.

                (c) Each time that the Registration Statement or Prospectus shall be amended or the Prospectus shall be supplemented, the Company shall, concurrently with such amendment or supplement, furnish the Market Maker and its counsel with a certificate of its President or any Vice-President and its chief financial or accounting officer to the effect that:

                (i) The Registration Statement has been declared effective and such amendment has become effective under the Securities Act as of the date and time specified in such certificate; such amendment to the Prospectus (or such supplement to the Prospectus, as the case may be) was filed with the SEC pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such certificate on the date specified therein; and, to the knowledge of such officers, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the SEC; and

                (ii) Such officers have carefully examined the Registration Statement and the Prospectus and such amendment or supplement thereto and, in their opinion, as of the date of such amendment or supplement, the Registration Statement and the Prospectus, as amended or supplemented, as the case may be, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, in the case of the Prospectus, in light of the circumstances in which they were made.

                (d) Each time that the Registration Statement or Prospectus shall be amended, the Issuers, if reasonably requested by the Market Maker, shall, concurrently with such amendment, furnish to the Market Maker and its counsel (at the expense of the Market Maker) the written opinion of counsel for the Issuers satisfactory to the Market Maker to the effect that:

                (i) The Registration Statement has been declared effective and such amendment has become effective under the Securities Act, as of the date and time specified in such certificate; such amendment to the Prospectus was filed with the SEC pursuant to the subparagraph Rule 424(b) under the Securities Act specified in such opinion on the date specified therein; and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened in writing by the SEC; and

                (ii) Counsel for the Issuers has reviewed such amendment and participated with the officers of the Issuers and independent public accountants for the Issuers in the preparation of such amendment and has no reason to believe that the Registration Statement (or any post-effective amendment thereto), at the time of its effective date, contained any untrue statement of a material fact, or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                (e) Each time that the Registration Statement or Prospectus shall be amended to include audited annual financial information, the Company, if requested by the Market Maker, shall, concurrently with such amendment, furnish the Market Maker and its counsel with a letter of Price Waterhouse, LLP (or other independent public accountants for the Issuers of nationally recognized standing), in form satisfactory to the Market Maker, addressed to the Market Maker and dated the date of delivery of such letter, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the SEC and
(ii) a letter substantially in the form of the letter delivered to the Initial Purchasers pursuant to Section5(f) of the Purchase Agreement with such changes as may be necessary to reflect the amended financial information.

                (f) The Issuers hereby agree to indemnify the Market Maker, and if applicable, contribute to the Market Maker, in accordance with Section 7 of this Agreement.

                (g) The Issuers will comply with the provisions of this Section 10 at their own expense.

                (h) The agreements contained in this Section 10 and the representations, warranties and agreements contained in this Agreement shall survive all offers and sales of the Notes and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

                (i) For purposes of this Section 10, any reference to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement or the Prospectus shall be deemed to refer to and include the filing under the Exchange Act on or after the date the Registration Statement is converted to Form S-3 of any document deemed to be incorporated therein by reference.

11.      MISCELLANEOUS

                (a) Remedies. In the event of a breach by any of the Issuers of any of its obligations under this Agreement, each Holder of Registrable Securities, in addition to being entitled to exercise all rights provided herein, in the Indenture or, in the case of the Initial Purchasers, in the Purchase Agreement or granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Issuers agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

                (b) No Inconsistent Agreements. None of the Issuers has, as of the date hereof, entered into and each shall not, after the date of this Agreement, enter into any agreement with respect to any of its securities that is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof.

                (c) Adjustments Affecting Registrable Securities. The Issuers shall not, directly or indirectly, take any action with respect to the Registrable Securities as a class that would adversely affect the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

                (d) Joint and Several Obligations; Addition of Guarantors. The Guarantors agree that their obligations under this agreement are joint and several. So long as any Registrable Securities remain outstanding, the Company shall cause each of its subsidiaries that becomes a guarantor of the Notes under the Indenture to execute and deliver an instrument pursuant to which such subsidiary agrees to be bound by the provisions of this agreement as a Guarantor.

                (e) Amendments and Waivers. Except as provided in paragraph (d) above, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, otherwise than with the prior written consent of (A) the Holders of not less than a majority in aggregate principal amount of the then outstanding Registrable Securities and (B) in circumstances that would adversely affect the Participating Broker-Dealers, the Participating Broker-Dealers holding not less than a majority in aggregate principal amount of the Exchange Securities held by all Participating Broker-Dealers; provided, however, that
Section 7 and this Section 11(e) may not be amended, modified or supplemented without the prior written consent of each Holder and each Participating Broker-Dealer (including any Person who was a Holder or Participating Broker-Dealer of Registrable Securities or Exchange Securities, as the case may be, disposed of pursuant to any Registration Statement) affected by any such amendment, modification or supplement. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect, impair, limit or compromise the rights of other Holders of Registrable Securities may be given by Holders of at least a majority in aggregate principal amount of the Registrable Securities being sold by such Holders pursuant to such Registration Statement.

                (f) Notices. All notices and other communications (including without limitation any notices or other communications to the Trustee) provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, next-day air courier or telecopier:

                (i) if to a Holder of Registrable Securities, at the most current address given by the Trustee to the Company; and

                (ii) if to the Issuers, at Advanced Accessory Systems, 12900 Hall Road, Suite 200, Sterling Heights, MI 48313, Attention: Chief Financial Officer.

                All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; one business day after being timely delivered to a next-day air courier; and when receipt is acknowledged by the addressee, if telecopied.

                Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the trustee under the Indenture at the address specified in such Indenture.

                (g) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Registrable Securities.

                (h) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                (i) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                (j) Governing Law. This agreement shall be governed by and construed in accordance with the laws of the state of New York, as applied to contracts made and performed within the state of New York, without regard to principles of conflicts of law. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the state of New York in any action or proceeding arising out of or relating to this agreement.

                (k) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

                (l) Entire Agreement. This Agreement, together with the Purchase Agreement, is intended by the parties as a final expression of their agreement, and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein.

                (m) Securities Held by the Issuers or Its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by any of the Issuers or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be deemed to be not outstanding for purposes of determining whether such consent or approval was given by the Holders of such required percentage.

                            [Signature Pages Follow]

                  IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

                                                 ADVANCED ACCESSORY SYSTEMS, LLC


                                                 By:____________________________
                                                      Name:
                                                      Title:

                                                 AAS CAPITAL CORPORATION


                                                 By:____________________________
                                                      Name:
                                                      Title:

                                                 AAS HOLDINGS, INC.


                                                 By:____________________________
                                                      Name:
                                                      Title:

                                                 SPORTRACK, LLC


                                                 By:____________________________
                                                      Name:
                                                      Title:

                                                 VALLEY INDUSTRIES, LLC


                                                 By:____________________________
                                                      Name:
                                                      Title:

                                                 CHASE SECURITIES INC.


                                                 By:____________________________
                                                      Name:
                                                      Title:

                                            FIRST CHICAGO CAPITAL MARKETS, INC.


                                            By:____________________________
                                               Name:
                                               Title: